Exhibit 10.118

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT

IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

REGISTRANT IF PUBLIC DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN

REDACTED.

EXECUTION

AMENDMENT NO. 13 TO

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 13 to Second Amended and Restated Master Repurchase Agreement, dated as of November 16, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and CALIBER HOME LOANS, INC. (the “Seller”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain (i) Second Amended and Restated Master Repurchase Agreement, dated as of August 26, 2016 (as amended by Amendment No. 1, dated as of August 25, 2017, Amendment No. 2, dated as of January 12, 2018, Amendment No. 3, dated as of March 9, 2018, Amendment No. 4, dated as of April 2, 2018, Amendment No. 5, dated as of June 4, 2018, Amendment No. 6, dated as of October 23, 2018, Amendment No. 7, dated as of May 9, 2019, Amendment No. 8, dated as of June 26, 2019, Amendment No. 9, dated as of October 4, 2019, Amendment No. 10, dated as of November 21, 2019, Amendment No. 11, dated as of June 22, 2020 and Amendment No. 12, dated as of October 26, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (ii) Amended and Restated Pricing Side Letter, dated as of August 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Obligations” and “VFN Repurchase Agreement” in its entirety and replacing it with the following:

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations and liabilities, to Administrative Agent and Buyers, their respective Affiliates or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Administrative Agent, any Buyer or Administrative Agent on behalf of Buyers in order to preserve any Purchased Mortgage Loan or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Mortgage Loan, or of any exercise by Buyers or Administrative Agent on behalf of Buyers of their rights under the Program Agreements, including, without limitation, attorneys’ fees and disbursements and court costs; (d) all of Seller’s indemnity obligations to Administrative Agent, Buyers or Custodian pursuant to the Program Agreements; and (e) all of Seller’s obligations under each VFN Repurchase Agreement.

“VFN Repurchase Agreement” means, collectively, each agreement listed on Exhibit A attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

SECTION 2. Security Interest. Section 8.a of the Existing Repurchase Agreement is hereby amended by deleting subsection (2) thereof in its entirety and replacing it with the following:

(2) Administrative Agent and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby grants to Administrative Agent, for the benefit of Buyer, a security interest in Seller’s rights under each VFN Repurchase Agreement, including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created. Seller hereby instructs the buyer under each VFN Repurchase Agreement that upon receipt of a notice of an Event of Default under this Agreement, the buyer thereunder is authorized and instructed to remit to Administrative Agent for the benefit of Buyer hereunder directly any amounts otherwise payable to Seller and to deliver to Administrative Agent for the benefit of Buyer all collateral otherwise deliverable to Seller. In furtherance of the foregoing, upon (i) repayment of the entire obligations under such VFN Repurchase Agreement and the termination of all obligations of the seller thereunder or other termination of such VFN Repurchase Agreement following the repayment of all obligations thereunder, and (ii) if buyer thereunder has received a notice of an Event of Default under this Agreement, that the buyer thereunder deliver to Administrative Agent for the benefit of Buyer hereunder any collateral then in its possession or control.

SECTION 3. Cross Default. Section 15 of the Existing Repurchase Agreement is hereby amended by deleting subsection b. thereof in its entirety and replacing it with the following:

b. Cross Default. Seller or any of its Subsidiaries shall be in default under (i) any Indebtedness, including, without limitation, the VFN Repurchase Agreements, in the aggregate, in excess of $[***], in each instance which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract or contracts, in the aggregate in excess of $[***], in each instance to which Seller is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

SECTION 4. Exhibits. The Existing Repurchase Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with the Annex A hereto.

SECTION 5. Conditions Precedent to Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the receipt by Administrative Agent of the following, each of which shall be satisfactory to the Administrative Agent in form and substance:

5.1 this Amendment, duly executed and delivered by the Administrative Agent, the Buyers and the Seller; and

5.2 Amendment No. 22 to the Amended and Restated Pricing Side Letter, duly executed and delivered by the Administrative Agent, the Buyers and the Seller.

SECTION 6. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement. Each of Seller and Guarantor additionally represents and warrants to the Administrative Agent and the Buyers that there has been no material change to its financial condition since the financial statements most recently delivered to the Administrative Agent pursuant to the Repurchase Agreement.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

By:	/s/ Ernest Calabrese
Name:	Ernest Calabrese
Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Vice President

Signature Page to Amendment No. 13 to Second Amended and Restated Master Repurchase Agreement

CALIBER HOME LOANS, INC., as Seller

By:	/s/ Glenn Minkoff
Name:	Glenn Minkoff
Title:	Vice President

Signature Page to Amendment No. 13 to Second Amended and Restated Master Repurchase Agreement

Annex A

EXHIBIT A

1. With respect to Series 2018-VF1, Amended and Restated Master Repurchase Agreement and Fifth Amended and Restated Pricing Side Letter, in each case, dated as of October 22, 2020, among Seller, Administrative Agent and CS Cayman.

2. With respect to Series 2020-PIAVF1, Master Repurchase Agreement and Pricing Side Letter, in each case, dated as of October 22, 2020, among Seller, Administrative Agent and CS Cayman

3. With respect to Series 2020-SAVF1, Master Repurchase Agreement and Pricing Side Letter, in each case, dated as of October 22, 2020, among Seller, Administrative Agent and CS Cayman.

Annex A